SUBSEQUENT EVENT	12 Months Ended
Mar. 31, 2026
SUBSEQUENT EVENT
SUBSEQUENT EVENT
28.	SUBSEQUENT EVENT

(a)Santa Barbara Gold‑Copper Project

On February 24, 2026, the Company and its wholly‑owned subsidiary, Adventus Mining Corporation (together, the “Vendors”) entered into a share purchase agreement with Tincorp Metals Inc., to sell the Company’s wholly‑owned subsidiary, Santa Barbara Metals Inc., which holds the Santa Barbara Gold‑Copper Project located in southeastern Ecuador. The transaction closed on May 13, 2026. Under the terms of the agreement, the consideration consists of 15,000,000 common shares of Tincorp Metals Inc., at a deemed price of CAD$0.40 per share, for an aggregate consideration of CAD$6,000,000; and $13.5 million in cash, payable to the Vendors in staged amounts over a three-year period following the acquisition closing date. In addition, the Vendors will receive a 1.5% net smelter return (NSR) royalty on the Project. Following the completion, the Company’s ownership interest in Tincorp Metals Inc.became 27.4%.

(b)Term Loan Facilities

On April 20, 2026, the Company entered into a syndicated term loan facilities agreement (the “Facilities”) with a syndicate of international banks. The Facilities provide for an aggregate principal amount of RMB1.5 billion (approximately $220 million). The Facilities consist of two tranches: Facility A (floating rate) in the amount of RMB452.5 million, which bears interest at CNH HIBOR plus a margin of 1.92% per annum; and Facility B in the amount of RMB1,047.5 million, which bears a fixed interest rate of 3.67% per annum. Interest rates on both tranches are subject to reduction based on the Company’s consolidated net leverage ratio. The Facilities have a maturity of three years from the date of initial drawdown. As of the date of the financial statements, the initial drawdown had not occurred. The Facilities are guaranteed by the Company and certain of its subsidiaries and secured by certain accounts and share security. Proceeds from the Facilities are to be used for general corporate purposes and to support the Company’s global working capital requirements, optimizing the Company’s capital structure and strengthening its financial flexibility.

(c)Tulkubash/Kyzyltash Projects - Mining License Extension

On May 13, 2026, the Company paid $60 million to the NIA pursuant to the Cooperation Agreement, following the Government of the Kyrgyz Republic extending the mining license validity period to July 25, 2062. The Company also completed a restructuring under which the 30% free-carried interest in ZAAV was transferred to Kyrgyzaltyn, a wholly‑owned entity of the Kyrgyz Republic.